SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2008
M&T BANK CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-9861 (Commission File Number)	16-0968385 (IRS Employer Identification No.)
One M&T Plaza, Buffalo, New York 14203
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (716) 842-5445
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 8.01. Other Information
     On December 18, 2008, M&T Bank Corporation (“M&T”) and Provident Bankshares Corporation (“Provident”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, Provident will merge with and into a wholly owned subsidiary of M&T to be incorporated by M&T (“Merger Sub”), with Merger Sub continuing as the surviving corporation (the “Merger”).
     On December 19, 2008, M&T and Provident issued a joint press release announcing the execution of the Merger Agreement and made a joint investor presentation concerning the Merger. A copy of the joint press release and the joint investor presentation is attached hereto as Exhibits 99.1 and 99.2, respectively. These materials are incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such materials.
     The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits.
          The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Joint Press Release, dated December 19, 2008.

99.2	Joint Investor Presentation, dated December 19, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, M&T has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION
/s/ René F. Jones
René F. Jones
Executive Vice President and Chief Financial Officer

Date: December 19, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Joint Press Release, dated December 19, 2008.

99.2	Joint Investor Presentation, dated December 19, 2008.